UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2010

ACE LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

Zurich, Switzerland CH-8001

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 6, 2010, the Company filed, as definitive additional soliciting materials, a supplement to its proxy statement with respect to Agenda Item No. 6 set forth its proxy statement dated April 5, 2010. Agenda Item No. 6 relates to approval of an amendment to Article 6 of the Company’s Articles of Association which provides for authorized share capital for general purposes. The Company has agreed that, if its shareholders approve the agenda item, the Company will not issue more than 68,000,000 shares (19.99% of its currently existing share capital) pursuant to Article 6 during the two-year period that the share capital authorization contained in Article 6 remains in effect without either providing the Company’s shareholders the opportunity to exercise pre-emptive rights or seeking specific shareholder approval for such issuance.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Supplement to Proxy Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE LIMITED

By:	/s/ ROBERT F. CUSUMANO
Robert F. Cusumano
General Counsel

DATE: May 6, 2010

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Supplement to Proxy Statement	Furnished herewith